RESALE REGISTRATION RIGHTS AGREEMENT
                                     BETWEEN

                                   GENUS, INC.
                                       and

                                   PURCHASERS,
                               (as defined herein)




                           DATED AS OF AUGUST 14, 2002

RESALE REGISTRATION RIGHTS AGREEMENT, dated as of August 14, 2002, entered into by and among Genus, Inc., a California corporation (together with any successor entity, the "Company"), and the purchasers listed on the schedule of Purchasers attached hereto as Exhibit A (each a "Purchaser" and, collectively, the
                   ---------
"Purchasers") under the Purchase Agreement (as defined below).

Pursuant to the Purchase Agreement, dated as of        , among the Company and
                                                -------
the Purchasers (the "Purchase Agreement"), the Purchasers have agreed to
purchase from the Company $        aggregate principal amount of its 7%
                           -------
Convertible Subordinated Notes due 2005 (the "Notes") and warrants (the
"Warrants") to purchase an aggregate of          shares of its Common Stock (as
                                        --------
defined below) to be issued in connection with the issuance of the Notes. The Notes will be convertible into fully paid, nonassessable shares of Common Stock on the terms, and subject to the conditions, set forth in the Notes. The Warrants will each be exercisable for fully paid, nonassessable shares of Common Stock on the terms, and subject to the conditions, set forth in the Warrants.
To induce the Purchasers to enter into the Purchase Agreement, the Company agrees with the Purchasers, for the benefit of (i) the Purchasers and (ii) the subsequent holders of the Notes, the Warrants and shares of Common Stock issued upon conversion of the Notes and exercise of the Warrants (each of the holders of the foregoing a "Holder" and, collectively, the "Holders"), as follows:

Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

"Affiliate":  The definition of "Affiliate" in the Note.
"Agreement": This Resale Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time.

          "Blue Sky Application": As defined in Section 7(a) hereof.

          "Business Day": The definition of "Business Day" in the Note.

          "Commission": The United States Securities and Exchange Commission.

          "Common Stock": The definition of "Common Stock" in the Note.

          "Company": As defined in the preamble hereto.

          "Effectiveness Period": As defined in Section 2(a)(iii) hereof.

          "Effectiveness Target Date": As defined in Section 2(a)(ii) hereof.

          "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Holder": As defined in the preamble hereto.

          "Holder Questionnaire": As defined in Section 2(b) hereof.

          "Indemnified Holder": As defined in Section 7(a) hereof.

          "Liquidated Damages": As defined in Section 3(a) hereof.
          "Liquidated Damages Payment Date": Each January 1, 2003 and June 30, 2003.


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
"Majority of Holders": Holders owning a majority of the then outstanding
     Registrable Shares, with Holders of Notes deemed to be Holders, for purposes of this definition, of the number Registrable Shares into which the Notes are then convertible at the then applicable conversion price, and with Holders of Warrants deemed to be Holders, for purposes of this definition of the number of Registrable Shares into which the Warrants are then exercisable at the then applicable exercise price.

          "NASD": National Association of Securities Dealers, Inc.

          "Note" or "Notes": As defined in the preamble hereto.

          "Note Register": As defined in the Note.

"Person": An individual, partnership, corporation, company, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.
                    "Purchase Agreement": As defined in the preamble hereto. "Purchaser" or "Purchasers": As defined in the preamble hereto.
"Prospectus": The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
                    "Questionnaire Deadline": As defined in Section 2(b) hereof. "Registered Address" means: in the case of a Holder of Notes, at the address set forth in the Note Register maintained by the Company; in the case of a Holder of Warrants, at the address set forth on the Warrant Register maintained by the Company; and in the case of the Holder of outstanding Registrable Shares, at the address set forth in the records of the transfer agent for the Common Stock.
"Registrable Shares": Each of the shares of Common Stock issued or issuable upon conversion of the Notes, exercise of the Warrants or, at the Company's election, as payment of interest under the Notes and, subject to Commission approval, any shares of capital stock issued or issuable with respect to the Underlying Shares, the Notes, the Warrants or as a result of any stock split, stock dividend, recapitalization exchange or similar event without regard to any limitations on conversions or exercises, until the earlier of:
                    the date on which such share has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;
                    the date on which such share is transferred in compliance
               with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force); or
                    the date on which such share ceases to be outstanding
               (whether as a result of redemption, repurchase and cancellation or otherwise).

          "Registration Default": As defined in Section 3(a) hereof.

          "Sale Notice": As defined in Section 4(e) hereof.

          "Securities Act": Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Shelf Filing Deadline": As defined in Section 2(a)(i) hereof.

          "Shelf Registration Statement": As defined in Section 2(a)(i) hereof.

          "Suspension Notice": As defined in Section 4(c) hereof.

          "Suspension Period": As defined in Section 4(b)(i) hereof.


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
"Underwritten Registration" or "Underwritten Offering": A registration in which
          Registrable Shares are sold to an underwriter for reoffering to the public pursuant to the Shelf Registration Statement.

          "Warrant" or "Warrants": As defined in the preamble hereto.

          "Warrant Register": As defined in the Warrant.

Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.

Shelf Registration.

The Company shall:
as promptly as practicable, but not later than 30 days after the earliest date of original issuance of any of the Notes and Warrants (the "Shelf Filing Deadline"), cause to be filed with the Commission a registration statement on Form S-3 pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"), which Shelf Registration Statement shall provide for the offer and sale of all Registrable Shares held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;
use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but not later than 90 days after the earliest date of original issuance of any of the Notes and Warrants or, in the event of a review by the Commission, 120 days (either the "Effectiveness Target Date"); and

use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof (subject to the right of the Company to suspend the use of the Shelf Registration Statement by delivery of a Suspension Notice in accordance with
Section 4(b)(i) hereof) to the extent necessary to ensure that it (A) is available for resales of Registrable Shares by the Holders of such Registrable Shares entitled, subject to Section 2(b), to the benefit of this Agreement and
(B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the "Effectiveness Period") ending on the date there are no longer any Registrable Shares.

No Holder of Registrable Shares may include any of its Registrable Shares in the Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, prior to or on the 10th Business Day after such Holder's receipt from the Company of the Holder Questionnaire (or, in the case of a Holder that is a transferee of Registrable Shares, prior to or on the earlier of (i) the 20th Business Day after the completion of such transfer to the transferee and (ii) 9:00 a.m., California time, on the second Business Day before the effectiveness of the Shelf Registration Statement) (such applicable deadline, the "Questionnaire Deadline"), such information regarding the Holder and the distribution of Registrable Shares as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws (the form of which request is attached as Appendix A hereto regarding the sale of the Notes and Warrants to the Purchasers
----------
and is referred to herein as the "Holder Questionnaire"). In connection with all requests for information from Holders of Registrable Shares with respect to inclusion of Registrable Shares in the Shelf Registration Statement, the Company shall notify such Holders of the requirements set forth in the preceding sentence. The Company agrees and undertakes that (i) it shall distribute a Holder Questionnaire no later than 25 Business Days prior to the initial effectiveness of the Shelf Registration Statement to each Holder at its Registered Address and (ii) upon the request of any Holder made prior to 9:00 a.m., California time, on the second Business Day before the initial effectiveness of the Shelf Registration Statement, the Company shall also distribute a Holder Questionnaire to such Holder at the address set forth in any request by such Holder. Holders that do not complete the Holder Questionnaire and timely deliver it to the Company shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Registrable Shares pursuant to the Shelf Registration Statement. Notwithstanding the foregoing, upon request from a Holder that did not return a Holder Questionnaire on a timely basis because it was a subsequent transferee of Registrable Shares after the company distributed the Holder Questionnaire, (i) the Company shall distribute a Holder Questionnaire to such Holder at the address set forth in the request and (ii) upon receipt of a properly completed Holder Questionnaire from such Holder, the Company shall use its reasonable efforts to name such Holder as a selling securityholder by means of a pre-effective amendment or, if permitted by the Commission, by means of a Prospectus supplement to the Shelf Registration Statement; provided, however,
                                                           --------  -------
that the Company shall have no obligation to pay Liquidated Damages to such Holder for its failure to file a pre-effective amendment or Prospectus supplement. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

Liquidated Damages.
If:
the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;
the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;
except as provided in Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or usable or the Prospectus ceases to be usable, in either case, in connection with resales of Registrable Shares without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective; or prior to or on the 30th day, as the case may be, of any Suspension Period, such suspension has not been terminated or the Suspension Periods exceed an aggregate of 30 days in any 360-day period,

(each such event referred to in the foregoing clauses (i) through (iv), a "Registration Default"), the Company hereby agrees to pay damages, ("Liquidated Damages"), with respect to the Registrable Shares from and including the day following the Registration Default to, but excluding, the earlier of (1) the day on which the Registration Default has been cured and (2) the date the Shelf Registration Statement is no longer required to be kept effective, accruing:

in respect of Notes that are convertible into Registrable Shares, to each Holder of such Notes at a rate equal to 1.5% per month (pro rated for partial months) of the principal amount of the Notes; in respect of Warrants, that are exercisable for Registrable Shares, to each Holder of such Warrants at a rate equal to 1.5% per month (pro rated for partial months) of the principal amount of the Notes, issued in connection with such Warrant; and in respect of any shares of Common Stock that have been issued upon conversion of the Notes or exercise of Warrants and that are Registrable Shares, to each Holder of such Registrable Shares at a rate equal to 1.5% per month (pro rated for partial months) of the principal amount of the Notes (i) upon conversion of which such Registrable Shares were issued or (ii) relating to the Warrants upon exercise of which such Registrable Shares were issued, as the case may be; provided, however, that the Liquidated Damages set forth in clauses (A), (B) and (C) above shall not be cumulative and no Holder shall accrue Liquidated Damages at a rate in excess of 1.5% per month of the principal amount of the Notes.

All accrued Liquidated Damages shall be paid in arrears by the Company on each Liquidated Damages Payment Date in the same manner as the payment of interest on the Notes to each Holder that held securities with respect to which Liquidated Damages accrued pursuant to Section 3(a). Upon the earlier of the cure of all Registration Defaults or the termination of the Company's obligation to keep the Shelf Registration Statement effective, the accrual of Liquidated Damages pursuant to this Section 3 will cease. The Company agrees to deliver any notices, certificates and other documents contemplated by the Notes and Warrants in connection with the payment of Liquidated Damages.

Notwithstanding any other provision of this Agreement, no Liquidated Damages shall accrue as to any Registrable Shares that are issuable upon conversion of any Notes or upon exercise of any Warrants, as the case may be, or any outstanding Registrable Shares from and after the earlier of (i) the date such security no longer is convertible into or exercisable for Registrable Shares or no longer is a Registrable Share (without regard to any limitation on conversions or exercises), as the case may be, and (ii) the date of expiration of the Effectiveness Period. All obligations of the Company set forth in this
Section 3 that are outstanding with respect to any Registrable Shares that are issuable upon conversion of any Notes or upon exercise of any Warrants, as the case may be, any outstanding Registrable Shares or any Registrable Share at the time such security ceases to be a Registrable Share shall survive until such time as all such obligations with respect thereto shall have been satisfied in full.

The parties hereto agree that the Holders of Registrable Shares (including Holders of Notes or Warrants convertible into or exercisable for Registrable Shares) will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if a Registration Default were to occur. The parties hereto further agree that the Liquidated Damages provided for in this Section 3 constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Shares (including holders of Notes or Warrants convertible into or exercisable for Registrable Shares) by reason of a Registration Default. Therefore, the parties hereto agree that the sole damages payable for a violation of the terms of this Agreement with respect to which Liquidated Damages is expressly provided for (including any non-compliance with a covenant that results, directly or indirectly, in a Registration Default) shall be such Liquidated Damages; provided, however, that the Holders of
                                  --------  -------
Registrable Shares may seek other non-monetary remedies, including a decree of specific performance or other injunctive relief. In the event of any conflict of the provisions this Agreement and Section 6 of the Notes, Section 6 of the Notes shall control.

Registration Procedures.

In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 4(b) hereof and shall use its best efforts to effect such registration to permit the sale of the Registrable Shares, and pursuant thereto, shall prepare and file with the Commission a Shelf Registration Statement relating to the registration of the Registrable Shares on Form S-3. The Company represents and warrants that it currently meets the requirements for use of Form S-3 for registration of the resale of the Registrable Shares, and has no actual knowledge of any facts which would
reasonably cause the Company to fail to meet such requirements.   In the event
that Form S-3 is not available for the registration of the resale of Registrable Shares hereunder, the Company shall (i) register the resale of the Registrable Shares on another appropriate form, reasonably acceptable to a Majority of Holders and (ii) undertake to register the Registrable Shares on Form S-3 as soon as such form is available, provided that the Company shall use its best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Shares has been declared effective by the SEC.

     The Majority of Holders shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 4 ("Legal Counsel"), which shall be Katten Muchin Zavis Rosenman or such other counsel thereafter as designated by a Majority of Holders. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

     In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registrable Shares, the Company shall:

Subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D) and the Company's right to invoke a Suspension Period in the manner described in this Section 4(b)(i), use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein to (A) contain a material misstatement or omission or (B) not be effective and usable for resale of Registrable Shares during the Effectiveness Period, unless a Suspension Period is then in effect, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period, together with any period during which the effectiveness of the Shelf Registration Statement is suspended by a stop order issued by the Commission, not to exceed an aggregate of 30 days in any 360-day period (each such period, a "Suspension Period"); provided that no Suspension Period shall occur during the 10 Trading Days (as defined in the Notes) following any (x) Interest Payment Date (as defined in the
Noes) as to which the Company has elected to pay interest on the Notes by delivery of shares of Common Stock, or (y) Automatic Mandatory Exercise Date (as defined in the Warrants); and provided further that the Company shall promptly notify each Holder in writing of the date on which the Suspension Period will begin and the date on which the Suspension Period ends, and shall not be obligated to pay Liquidated Damages in such Suspension Period if:
                    (x) an event occurs and is continuing as a result of which the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
                    (y) the Company reasonably determines in good faith that the disclosure of such event at such time would have a material adverse effect on the Company and its subsidiaries taken as a whole;

          The Company shall permit Legal Counsel to review and comment upon a Shelf Registration Statement and all amendments and supplements thereto at least five business days prior to their filing with the Comission, and not file any document in a form to which Legal Counsel reasonably objects in a timely manner. The Company shall not submit a request for acceleration of the effectiveness of a Shelf Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel without charge (i) any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to any Shelf Registration Statement, (ii) promptly after the same is prepared and filed with the Commission, one copy of any Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Shelf Registration Statement, one copy of the prospectus included in such Shelf Registration Statement and all amendments and supplements thereto.

          In the event that the number of shares available under (i) the Shelf Registration Statement together with (ii) any registration statements filed pursuant to this Section 4(a) is insufficient to cover the resale of 100% of the Registrable Shares , the Company shall amend any such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the Registrable Shares calculated as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement), in each case, as soon as practicable, but in any event not later than 15 Business Days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (it being understood that the Company shall not be required to file a Prospectus supplement pursuant to Rule 424(b) with respect to any Holder that failed to submit their Holder Questionnaire by the Questionnaire Deadline) under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or a supplement to the Prospectus. Advise in writing the underwriter(s), if any, and each of the selling Holders (which writing shall not contain any material non-public information) promptly at its Registered Address of each of the following:
when the Prospectus or any Prospectus supplement or any post-effective amendment to the Shelf Registration Statement has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or the existence of any fact or the happening of any event, during the Effectiveness Period (but not as to the substance of any such fact or event), that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading (provided, however, that no
                                                     --------  -------
notice by the Company shall be required pursuant to this clause (D) in the event that the Company either contemporaneously files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange

Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information with respect to such material event that results in such Shelf Registration Statement no longer containing any such untrue or misleading statements).
          If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Shares under state securities or Blue Sky laws, the Company shall use its best efforts to promptly obtain the withdrawal or lifting of such order and will provide to each Holder at its Registered Address who is named in the Shelf Registration Statement prompt notice (which notice shall not contain any material non-public information) of the withdrawal of any such order. Within five (5) Business Days after the Shelf Registration Statement which includes the Registrable Shares is ordered effective by the Commission, the Company shall cause legal counsel for the Company to deliver to the transfer agent for such Registrable Shares (with copies to the Investors whose Registrable Shares are included in such Shelf Registration Statement) confirmation that the Shelf Registration Statement has been declared effective by the Commission in the form attached as hereto as Exhibit A.
                                ---------
If requested by any selling Holders or the underwriter(s), if any, incorporate in the Shelf Registration Statement or Prospectus, pursuant to an amendment prior to effectiveness if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation information relating to the "Plan of Distribution" of the Registrable Shares as specified by such Holder in such Holder Questionnaire to be delivered prior to the Questionnaire Deadline.
Furnish to each selling Holder at its Registered Address and each of the underwriter(s), if any, upon their request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).
Deliver to each selling Holder at its Registered Address and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Registrable Shares covered by the Prospectus or any amendment or supplement thereto.
In connection with an Underwritten Offering, the Company shall: upon request, furnish to each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings for selling security holders, upon the date of closing of any sale of Registrable Shares in an Underwritten Registration:

a certificate, dated the date of such closing, signed by the Chief Financial Officer of the Company confirming, as of the date thereof, the matters customarily covered in an officer's certificate to underwriters in connection with underwritten offerings of securities;

opinions, each dated the date of such closing, of counsel to the Company covering such of the matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and customary comfort letters, dated the date of such closing, from the Company's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement) in the customary form of and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings of securities; and
deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (vii).
Before any public offering of Registrable Shares, cooperate with the selling Holders, the underwriter(s), if any, and their counsel in connection with the registration and qualification of the Registrable Shares under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shares covered by the Shelf Registration Statement; provided,
                                                                       --------
however, that the Company shall not be required (A) to register or qualify as a
-------
foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.
Cooperate with the selling Holders and underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least 2 Business Days before any sale of Registrable Shares.
Use commercially reasonable efforts to cause the Registrable Shares covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares.
Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.
Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act and to file all reports required to be filed by the Company with the Commission so as to maintain the Company's eligibility for the use of Form S-3 for registration of Registrable Shares. Cause all Common Stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which Common Stock is then listed or quoted.
Respond promptly to any and all comments made by the staff of the Commission to the Shelf Registration Statement required by Section 2(a), and shall submit to the Commission, before the close of business on the Business Day immediately following the Business Day on which the Company learns (either by telephone or in writing) that the staff of the Commission has no further comments on such Shelf Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Shelf Registration Statement to a time and date as soon as practicable.


Each Holder agrees by acquisition of any Note, Warrant or share of Common Stock issued upon conversion or exercise thereof, as applicable, that, upon receipt of any notice (a "Suspension Notice") from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use commercially reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Registrable Shares pursuant to the Shelf Registration Statement and any use of the associated Prospectus until:
such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xi) hereof; or such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are part of or incorporated by reference in the Prospectus.

Each Holder agrees to keep the receipt of a Suspension Notice and its contents confidential. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares that was current at the time of receipt of such Suspension Notice.

Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:
all registration and filing fees and expenses (including filings made with the NASD);
all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;
all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes and exercise of the Warrants) and the Company's expenses for messenger and delivery services and telephone;
all fees and disbursements of counsel to the Company and all transfer agent fees;
all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and all fees and disbursements of independent certified public accountants of the Company.

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding the foregoing, the Holders of the Registrable Shares being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Shares and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally and jointly), other than the counsel and experts that represent the Company specifically referred to above.

Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144;
          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as required for the applicable provisions of Rule 144; and

          (c) furnish to each Holder so long as such Holder owns Registrable Shares, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

Indemnification and Contribution.

The Company shall indemnify and hold harmless each Holder, such Holder's officers, directors, agents, advisors, investment managers, attorneys and employees and each person, if any, who controls such Holder within the meaning of the Securities Act (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Registrable Shares), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:
any untrue statement or alleged untrue statement of a material fact contained in
(A) the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Registrable Shares under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided,
                                                                  --------
however, that the Company shall not be liable in any such case to the extent
-------
that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with the Holder Questionnaire furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder); provided, further, that the Company shall not be liable to
                     --------  -------
any Indemnified Holder under the indemnity agreement in this subsection (a) with respect to any preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Indemnified Holder results from the fact that such Indemnified Holder sold Registrable Shares to a Person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus in any case where such delivery is required by the Securities Act if the Company had previously furnished copies thereof in sufficient quantities to such Indemnified Holder and the loss, claim, damage or liability of such Indemnified Holder results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was (i) identified to such Indemnified Holder at or prior to the earlier of the filing with the Commission or the furnishing to such Indemnified Holder of the corrected Prospectus and (ii) corrected in the final Prospectus. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Indemnified Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Shares by the Purchasers.

Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers, directors and employees and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such officer, employee or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:
any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Holder Questionnaire furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Company and any such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company and any such officer, employee or controlling person. The liability of any such Holder under this Subsection 6(b) shall be limited to the net proceeds received by the Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement.

Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the
                             --------  -------
indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided,
                  --------
further, that the failure to notify the indemnifying
-------
party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that
                                                      --------  -------
the Holders shall have the right to employ a single counsel to represent jointly the Holders and their officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Holders against the Company under this Section 7 if the Holders seeking indemnification shall have been advised by legal counsel that there may be one or more legal defenses available to such Holders and their respective officers, employees and controlling persons that are different from or additional to those available to the Company, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall:
without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

If the indemnification provided for in this Section 7 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Notes and Warrants on the one hand and a Holder with respect to the sale by such Holder of the Registrable Shares on the other, or if the allocation provided by clause (6)(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes and Warrants purchased under the Purchase Agreement (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Registrable Shares on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, no Holder shall be required to contribute any amount in excess of the net proceeds it received from the sale Registrable Shares pursuant to the Shelf Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 7(d) are several and not joint.

Underwritten Registrations. The Holders of Registrable Shares covered by the Shelf Registration Statement who desire to do so may sell such Registrable Shares in an Underwritten Offering if approved by the Company in its sole discretion; provided, however that no such Holder may participate in any
            --------  -------
Underwritten Registration hereunder unless such Holder: agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Registrable Shares are included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company. If requested by the underwriter(s), if any, the Company agrees to make appropriate officers of the Company available to the underwriters for meetings with prospective purchasers of the Registrable Shares and prepare and present to potential investors customary "road show" or marketing materials in a manner consistent with other new issuances of other securities similar to the Registrable Shares.

Miscellaneous.

Actions Affecting Registrable Shares. The Company shall not, directly or indirectly, take any action with respect to the Registrable Shares as a class that would adversely affect the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement.

No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its security holders (other than the Holders of Registrable Shares in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Registrable Shares. The Company has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders.

Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered via regular mail; or (iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                         if to the Company:


                         Genus, Inc.

                         1139 Karlstad Drive

                         Sunnyvale, CA 94089

                         Attention: Shum Mukherjee, CFO

                         Phone: (408) 747-7120

                         Fax: (408) 747-7199;


                         with a copy to:

                         Wilson Sonsini Goodrich & Rosati

                         650 Page Mill Road

                         Palo Alto, CA 94304

                         Attention: Mark Casillas, Esq.

                         Phone: (650) 493-9300

                         Fax: (650) 493-6811

If to a Holder, to its address and facsimile number set forth on the signature page to the Securities Purchase Agreement executed by it, with copies to such Holder's representatives as set forth thereon, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile, receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Shares; provided, however, that (i) this Agreement shall
                               --------  -------
not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Registrable Shares from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Shares in violation of the terms of the Purchase Agreement, the Notes or the Warrants. If any transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Securities Held by the Company or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its "affiliates" (as such term is defined in Rule 405 under the Securities

Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Remedies. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, the Notes, the Securities Purchase Agreement, and the Warrants, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

In Witness Whereof, the parties have executed this Agreement as of the date first written above.

                                      Genus, Inc.



                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                      [Signatures of purchasers on following
                                      page]

                                      Purchasers

                                      -----------------------------------------
                                      Print full legal name of Purchaser


                                      By:
                                         --------------------------------------
                                         Signature of Authorized Representative

                                      Name:
                                           ------------------------------------
                                      Its:
                                          -------------------------------------

                                                                      APPENDIX A

                                __________, 2002

                                   GENUS, INC.

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

     The undersigned beneficial holder of shares of common stock, no par value per share (the "Common Stock"), of Genus, Inc. ("Genus" or "Registrant"), issued or issuable upon conversion of Genus' 7% Convertible Subordinated Notes due 2005 (the "Notes") or exercise of warrants to purchase Common Stock, (collectively such shares are the "Registrable Shares") understands that the Registrant has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act" ), of the Registrable Shares, in accordance with the terms of the Registration Rights Agreement, dated as of August 14, 2002 (the "Registration Rights Agreement"), between Genus and the purchasers named therein. A copy of the Registration Rights Agreement is available from Genus upon request at the address set forth below.
Each capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement. Each beneficial owner of Registrable Shares is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Shares pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Shares generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Shares and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to Genus within 10 Business Days of the date of this Notice and Questionnaire as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Shares pursuant to the Shelf Registration Statement. Notwithstanding the foregoing, transferees of all or any portion of the Registrable Shares may complete this Notice and Questionnaire and deliver it to Genus on or prior to the 20th business day after the date of completion of the transfer to such transferee. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. BENEFICIAL OWNERS THAT DO NOT COMPLETE THIS NOTICE AND QUESTIONNAIRE AND TIMELY DELIVER IT TO GENUS SHALL NOT BE NAMED AS SELLING SECURITYHOLDERS IN THE PROSPECTUS INCLUDED IN THE SHELF REGISTRATION STATEMENT AND THEREFORE SHALL NOT BE PERMITTED TO SELL ANY REGISTRABLE SHARES PURSUANT TO THE SHELF REGISTRATION STATEMENT. Genus has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

The undersigned beneficial owner (the "Selling Securityholder") of Registrable Shares hereby gives notice to Genus of its intention to sell or otherwise dispose of Registrable Shares beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.
Pursuant to and in accordance with the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless Genus' directors, officers and employees and each person, if any, who controls Genus within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire. Upon any sale of Registrable Shares pursuant to the Shelf Registration Statement, the undersigned will be required to deliver to Genus the Notice of Transfer (completed and signed) set forth in Exhibit 1 attached hereto and hereby undertakes to do so.

     The undersigned hereby provides the following information to Genus and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.     (a)   Full Legal Name of Selling Securityholder:

             -------------------------------------------------------------------

       (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Shares listed in Item 3 below are held:

             -------------------------------------------------------------------

       (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Shares listed in
             Item 3 below are held:

             -------------------------------------------------------------------

2.   Address for Notices to Selling Securityholder:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Telephone:
               -----------------------------------------------------------------
     Fax:
         -----------------------------------------------------------------------
     Contact Person:
                    ------------------------------------------------------------
3.   Beneficial Ownership of Registrable Shares:

     (a)  Type and Principal Amount of Registrable Shares beneficially owned:

          ----------------------------------------------------------------------

     (b)  CUSIP No(s). of such Registrable Shares beneficially owned:

          ----------------------------------------------------------------------

4.   Beneficial  Ownership  of  other  securities  of  Genus  owned  by  Selling
             Securityholder:
     Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of Genus other than the Registrable Shares listed above in Item 3.

     (a) Type and Amount of other securities beneficially owned by the Selling Securityholder:


     (b)     CUSIP No(s). of such other securities beneficially owned:


5.   Relationships  with  Genus:
     Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Genus (or its predecessors or affiliates) during the past three years. State any exceptions here:
                               -------------------------------------------------

     ---------------------------------------------------------------------------

6.   Plan of Distribution:
     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Shares listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all):
     Such Registrable Shares may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Shares are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, (iv) in ordinary brokers' transactions, (v) in purchasers by brokers, dealers or underwriters as principal and resale by the Selling Securityholders for their own accounts pursuant to this prospectus, (vi) "at the risk of the market," to or through market makers, or into an existing market the Registrable Shares, (vii) in other ways not involving market makers or established trading markets, including direct sales to purchasers or sales effected through agents, (viii) through transactions in swaps or other derivatives (whether exchange-listed or otherwise), (ix) to cover short sales or (x) through the writing of options. In connection with sales of the Registrable Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Shares in the course of hedging positions they assume. The undersigned may also sell Registrable Shares short and deliver Registrable Shares to close out short positions, or loan or pledge Registrable Shares to broker-dealers that in turn may sell such securities. State any exceptions here:
                               -------------------------------------------------

     ---------------------------------------------------------------------------
Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Shares without the prior written agreement of Genus.
The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Shares pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.
Pursuant to the Registration Rights Agreement, Genus has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.
In accordance with the undersigned's obligation under the Registration Rights Agreement, the undersigned agrees to promptly notify Genus of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.
In the event that the undersigned transfers all or any portion of the Registrable Shares listed in Item 3 above after the date on which such information is provided to Genus, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.
By signing below, the undersigned consents to the disclosure of the information contained herein in, its answers to Items 1 through 6 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Genus in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.
Once this Notice and Questionnaire is executed by the undersigned and received by Genus, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of Genus and the undersigned with respect to the Registrable Shares beneficially owned by the undersigned and listed in Item 3 above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:
     -------------------------               -----------------------------------
                                             Beneficial Owner

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND

                        QUESTIONNAIRE TO GENUS, INC. AT:

                                   Genus, Inc.
                               1139 Karlstad Drive
                               Sunnyvale, CA 94089
                         Attention:  Shum Mukherjee, CFO

                                -----------------

                                                                       EXHIBIT 1

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT


Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

Attention:  William Graves

Phone:  (650) 493-9300
Fax:    (650) 493-6811

RE:     GENUS, INC. (THE "COMPANY") 7% CONVERTIBLE SUBORDINATED NOTES DUE 2005
(THE "NOTES") AND THE WARRANTS TO PURCHASE COMMON STOCK OF THE COMPANY (THE "WARRANTS")

Dear Sirs:
Please be advised that __________ has transferred ___________ shares of the Company's Common Stock, issued on conversion or exercise of the Notes/Warrants (please circle appropriate security), pursuant to the Registration Statement on Form S-3 (File No.___-______) filed by the Company.
We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Notes or Common Stock is named as a selling securityholder in the Prospectus dated __________, 2002 or in amendments or supplements thereto, and that the number of shares of Common Stock transferred are all/a portion (please circle as appropriate) of the Common Stock listed for resale in such Prospectus as amended or supplemented opposite such owner's name.

                                                Very truly yours,


                                                --------------------------------
                                                           (Name)


                                                By:
                                                   -----------------------------
                                                      (Authorized Signature)

                                                                       Exhibit A
                                                                       ---------

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
[TRANSFER AGENT]
ATTN:
          RE:     [ISSUER]
                  --------
Ladies and Gentlemen:
We are counsel to [ISSUER], a                corporation (the "COMPANY"), and
                              --------------
have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders convertible notes of the Company (the "Notes")
convertible into shares of the Company's common stock, par value $      per
                                                                  -----
share (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Shares (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the
Registration Rights Agreement, on                 , 200  , the Company filed a
                                  ------------ ---     --
Registration Statement on Form S-3 (File No. 333-             ) (the
                                                 -------------
"REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Shares which names each of the Holders as a selling stockholder thereunder.
In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Shares are available for resale under the 1933 Act pursuant to the Registration Statement.
                                         Very truly yours,
                                         [ISSUER'S COUNSEL]
                                         By:
cc:    [LIST HOLDERS]